Exhibit 10.12(g)

EXECUTION COPY

SEVENTH AMENDMENT AND CONSENT TO AMENDED AND RESTATED

REVOLVING LOAN AGREEMENT

This Seventh Amendment and Consent to Amended and Restated Revolving Loan Agreement (this “Amendment”) is entered into as of January 31, 2008 by and among Wheeling-Pittsburgh Steel Corporation, a Delaware corporation (“Borrower”), Wheeling-Pittsburgh Corporation, a Delaware corporation (“Holdings”), General Electric Capital Corporation, as administrative agent (“Administrative Agent”) for the Lenders (this and all other capitalized terms not defined herein shall have the meanings set forth in the “Loan Agreement” as defined below), and the other Lenders signatory hereto.

RECITALS

WHEREAS, Borrower, Holdings, Administrative Agent, Lenders and certain other parties thereto have entered into an Amended and Restated Revolving Loan Agreement dated as of July 8, 2005 (as heretofore or hereafter amended, modified, supplemented or restated, the “Loan Agreement”);

WHEREAS, Borrower desires, and the Lenders and Administrative Agent are willing, to amend the Loan Agreement and consent to the Wheeling-Nisshin Sale (as hereinafter defined), upon and subject to the conditions set forth in this Amendment; and

WHEREAS, this Amendment shall constitute a Loan Document and these Recitals shall be construed as part of this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

1. Amendments to the Loan Agreement.

(a) Section 1.5 of the Loan Agreement is hereby amended by inserting the following text at the conclusion of clause (a) thereof to read as follows:

“Notwithstanding anything to the contrary in this Section 1.5(a), effective as of the Seventh Amendment Effective Date, the Applicable Margins shall be as follows (without adjustment based on any of the foregoing grids):

Applicable Index Margin	1.25%

Applicable LIBOR Margin	2.50%

Applicable L/C Margin	2.50%

Applicable Unused Line Fee Margin	0.50%

(b) Section 1.18 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“1.18 Availability Reserve. The parties hereto agree that in addition to any other Reserves established pursuant to this Agreement, if, on or prior to January 31, 2008, the maturity date of the Term Loan Obligations pursuant to the Term Loan Agreement has not been extended to or beyond June 1, 2008 (the “Term Loan Extension”), the Inventory and Receivables Security Agent shall establish: (i) on March 1, 2008, a Reserve on Borrowing Availability equal to fifty percent (50%) of the Term Loan Obligations outstanding on such date and (ii) beginning April 1, 2008, a monthly Reserve equal to 1/6 of the Term Loan Obligations outstanding on such date less the Reserve established in clause (i) hereof, for the immediately succeeding six (6) month period.”

(c) Annex A to the Loan Agreement is hereby amended by deleting clause (a) of the definition of “Commitment Termination Date” therein in its entirety and substituting therefor the following:

“(a) February 29, 2008,”

(d) Annex A to the Loan Agreement is hereby amended by inserting the following definitions in alphabetical order therein:

“Seventh Amendment” means that certain Seventh Amendment to Amended and Restated Revolving Loan Agreement dated as of January 31, 2008 by and among Borrower, Holdings, Administrative Agent and the Lenders.

“Seventh Amendment Effective Date” has the meaning ascribed to it in the Seventh Amendment.

(e) Annex G to the Loan Agreement is hereby amended by deleting the proviso located at the conclusion of clause (a)(ii) therein and substituting therefor the following:

“; provided further, that solely for purposes of the calculation of the Borrowing Availability in this clause (ii), for the period beginning on February 1, 2008 and ending on February 29, 2008, the Maximum Amount shall be decreased from $260,000,000 to $255,000,000.”

2. Cash Management. Notwithstanding anything to the contrary in Annex C to the Loan Agreement or in any other Loan Document, the parties hereto agree that Administrative Agent shall deliver on or prior to February 1, 2008 an Activation Notice to any or all of the banks party to a tri-party blocked account control agreement (collectively, the “Control Agreements”) with Administrative Agent and the applicable Credit Party party thereto, as

Administrative Agent may elect in its sole discretion, instructing each such bank to (i) begin forwarding through daily sweeps all amounts received in the deposit accounts governed by each such Control Agreement into a deposit account held by Administrative Agent and (ii) comply only with instructions delivered by Administrative Agent and not the Credit Party party thereto.

3. Consent. Notwithstanding anything to the contrary in Section 6.5 of the Loan Agreement, Administrative Agent and Lenders hereby consent to the sale by Borrower of its equity interest in Wheeling-Nisshin, Inc., a Delaware corporation (“Wheeling-Nisshin”) to an unaffiliated third-party buyer for total cash consideration of not less than the amount separately disclosed by the Borrower to Administrative Agent and the Lenders on the date hereof as the anticipated amount of such consideration (or such lesser amount of such consideration which, together with the proposed financing described in the commitment letters referred to in Section 6(b)(ii) below, Administrative Agent reasonably determines is sufficient to consummate the refinancing and restructuring transactions described in Sections 6(b)(ii) and (iii) below), and otherwise on terms and conditions reasonably satisfactory to Administrative Agent (the “Wheeling-Nisshin Sale”).

4. Representations and Warranties of Borrower.

(a) The Recitals in this Amendment are true and correct in all respects.

(b) All representations and warranties of the Credit Parties in the Loan Agreement and in the other Loan Documents to which it is a party are incorporated herein in full by this reference and are true and correct in all material respects as of the date hereof, except to the extent that any such representation or warranty expressly relates to an earlier date.

(c) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

(d) Borrower has the power, and has been duly authorized by all requisite action, to execute and deliver this Amendment and the other documents and agreements executed and delivered in connection herewith to which it is a party. This Amendment has been duly executed by Borrower and the other documents and agreements executed and delivered in connection herewith to which Borrower is a party have been duly executed and delivered by it.

(e) This Amendment is the legal, valid and binding obligation of Borrower and the other documents and agreements executed or delivered in connection herewith to which any of the other Credit Parties is a party are the legal, valid and binding obligations of the other Credit Parties, in each case enforceable against each of the other Credit Parties in accordance with their respective terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, or similar law affecting creditors’ rights generally.

(f) The execution, delivery and performance of this Amendment and the other documents and agreements executed and delivered in connection herewith do not and will not (i) violate any law, rule, regulation or court order to which any of the Credit Parties is subject; (ii) conflict with or result in a breach of the certificate of formation or incorporation, bylaws, limited liability company agreement or other organizational documents of any of the Credit Parties or any other agreement or instrument to which it is party or by which the properties of any of the Credit Parties is bound; or (iii) result in the creation or imposition of any Lien on any property of any of the Credit Parties, whether now owned or hereafter acquired, other than Liens in favor of Administrative Agent.

(g) No consent or authorization of, filing with or other act by or in respect of any Governmental Authority or any other Person is required in connection with the execution, delivery or performance by each of the Credit Parties, or the validity or enforceability, of this Amendment or the other documents or agreements executed or delivered in connection herewith to which any of the Credit Parties is a party, or the consummation of the transactions contemplated hereby or thereby, or the continuing operations of any of the Credit Parties following the consummation of such transactions, except as otherwise expressly contemplated by this Amendment.

5. Conditions Precedent to Effectiveness. This Amendment shall be effective on the date (the “Seventh Amendment Effective Date”) when each of the following conditions shall have been satisfied in the sole discretion of Administrative Agent:

(i) Each of the Credit Parties and the Lenders shall have delivered to Administrative Agent executed counterparts of this Amendment;

(ii) Delivery to Administrative Agent, for the benefit of each Lender, a fee in an amount equal to 0.10% multiplied by each such Lender’s Revolving Loan Commitment;

(iii) Delivery to Administrative Agent and each Lender of a financial plan calculating the Borrowing Availability projections weekly for February 2008, in form and substance satisfactory to Administrative Agent; and

(iv) Delivery to Administrative Agent of such additional agreements, documents or instruments, if any, as Administrative Agent may reasonably request.

6. Additional Conditions. Each of the parties hereto agrees that either:

(a) On or prior to January 31, 2008, Administrative Agent and the Lenders shall have received from Borrower a fully executed amendment to the Term Loan Agreement pursuant to which the current maturity date of April 1, 2008 thereunder shall have been extended by at least 60 days;

or

(b) On or prior to February 15, 2008,

(i) Borrower, at Borrower’s sole expense, shall hire an independent, non-affiliated financial advisor acceptable to Administrative Agent. Borrower shall cooperate fully with such advisor and shall authorize such advisor to provide such information and reports from time to time with respect to Borrower and the Guarantors and their financial conditions, assets, liabilities and prospects, as Administrative Agent and the Lenders shall from time to time reasonably request;

(ii) Borrower shall deliver to Administrative Agent and the Lenders fully executed and binding commitment letters addressed to Borrower (or an Affiliate thereof) from financial institutions or other lenders reasonably acceptable to Administrative Agent, for the financing of a term loan facility and a revolving loan facility to Borrower (or such Affiliate), on terms and conditions reasonably satisfactory to Administrative Agent (such terms to include, without limitation, the payment in full of the Obligations and the obligations under the Term Loan Agreement);

(iii) Borrower shall deliver to Administrative Agent and the Lenders documents evidencing the consent of (A) an amount of holders of the outstanding principal amount of the Series A Notes required to effect the financial restructuring of the Series A Notes and Series A Indenture and (B) an amount of holders of the outstanding principal amount of the Series B Notes required to effect the financial restructuring of the Series B Notes and Series B Indenture, in each case on terms and conditions satisfactory to Administrative Agent; and

(iv) Borrower shall deliver to Administrative Agent and the Lenders a fully executed definitive purchase agreement governing the Wheeling-Nisshin Sale, on terms and conditions reasonably satisfactory to Administrative Agent. The Borrower hereby agrees that if the closing of the Wheeling-Nisshin Sale pursuant to such purchase agreement occurs prior to the refinancing of the Term Loans pursuant to the refinancing commitments referred to in clause (ii) above, the Net Cash Proceeds (as defined in the Term Loan Agreement) from such sale shall be applied to prepay the Term Loans as provided in Section 2.06(b) of the Term Loan Agreement.

The failure of Borrower to comply with either clause (a) or clause (b) of this Section 6, within the time frames set forth above, shall result in an immediate Event of Default.

7. Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon the successors and permitted assigns of the Lenders and Administrative Agent and shall be binding upon the successors and assigns of Borrower.

8. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall be one and the same instrument.

9. Headings. The paragraph headings used in this Amendment are for convenience only and shall not affect the interpretation of any of the provisions hereof.

10. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS SET FORTH IN THE LOAN AGREEMENT, OR, IF NO JURISDICTION IS SET FORTH THEREIN, BY THE INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.

11. Release of Claims. Each of Borrower and the other Credit Parties hereby releases, remises, acquits and forever discharges each Lender, each Agent and the Issuing Bank (including any Person which is resigning or assuming such respective capacity) and each of their respective employees, agents, representatives, consultants, attorneys, officers, directors, partners, fiduciaries, predecessors, successors and assigns, subsidiary corporations, parent corporations and related corporate divisions (collectively, the “Released Parties”), from any and all actions, causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct or indirect, at law or in equity, of whatever nature or kind, whether heretofore or hereafter arising, for or because of any manner of things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of any or in any way connected to this Amendment or the other Loan Documents (collectively, the “Released Matters”). Borrower and each other Credit Party each hereby acknowledges that the agreements in this Section 11 are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters. Borrower and each other Credit Party each hereby represents and warrants to each Lender, each Agent and the L/C Issuer (including any Person which is resigning or assuming such respective capacity) that it has not purported to transfer, assign or otherwise convey any right, title or interest of such Borrower or any other Credit Party in any Released Matter to any other Person and that the foregoing constitutes a full and complete release of all Released Matters.

EACH OF BORROWER AND EACH OTHER CREDIT PARTY AGREES TO ASSUME THE RISK OF ANY AND ALL UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES, CLAIMS, CONTRACTS, LIABILITIES, INDEBTEDNESS AND OBLIGATIONS WHICH ARE RELEASED, WAIVED AND DISCHARGED BY THIS

AMENDMENT. EACH OF BORROWER AND EACH OTHER CREDIT PARTY HEREBY WAIVES AND RELINQUISHES ALL RIGHTS AND BENEFITS WHICH IT MIGHT OTHERWISE HAVE UNDER ANY CIVIL CODE OR ANY SIMILAR LAW, TO THE EXTENT SUCH LAW MAY BE APPLICABLE, WITH REGARD TO THE RELEASE OF SUCH UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES, CLAIMS, CONTRACTS, LIABILITIES, INDEBTEDNESS AND OBLIGATIONS. TO THE EXTENT THAT SUCH LAWS MAY BE APPLICABLE, EACH OF BORROWER AND EACH OTHER CREDIT PARTY WAIVES AND RELEASES ANY RIGHT OR DEFENSE WHICH IT MIGHT OTHERWISE HAVE UNDER ANY OTHER LAW OR ANY APPLICABLE JURISDICTION WHICH MIGHT LIMIT OR RESTRICT THE EFFECTIVENESS OR SCOPE OF ANY OF THEIR WAIVERS OR RELEASES HEREUNDER.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

GENERAL ELECTRIC CAPITAL CORPORATION, individually and as Administrative Agent

By:	/s/ Matthew N. McAlpine
Name:	Matthew N. McAlpine
Title:	Duly Authorized Signatory

Signature Page to Seventh Amendment

WHEELING-PITTSBURGH CORPORATION

By:	/s/ Paul J. Mooney
Name:	Paul J. Mooney
Title:	EVP and CFO

WHEELING-PITTSBURGH STEEL CORPORATION, as Borrower

By:	/s/ Paul J. Mooney
Name:	Paul J. Mooney
Title:	EVP and CFO

Signature Page to Seventh Amendment

THE CIT GROUP/BUSINESS CREDIT, INC., as a Lender

By:	/s/ Eustachio Bruno
Name:	Eustachio Bruno
Title:	Vice President

Signature Page to Seventh Amendment

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Edmundo Kahn
Name:	Edmundo Kahn
Title:	Vice President

Signature Page to Seventh Amendment

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Marc J. Breier
Name:	Marc J. Breier
Title:	Director

Signature Page to Seventh Amendment

JPMORGAN CHASE BANK, NA, as a Lender

By:	/s/ David A. Lehner
Name:	David A. Lehner
Title:	Vice President

Signature Page to Seventh Amendment

UBS LOAN FINANCE LLC, as a Lender

By:	/s/ Richard L. Tavrow
Name:	Richard L. Tavrow
Title:	Director

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director

Signature Page to Seventh Amendment

Acknowledgement of Seventh Amendment

Each of the undersigned (i) acknowledges receipt of a copy of the Seventh Amendment and Consent to Amended and Restated Revolving Loan Agreement dated as of January 31, 2008 (the “Amendment”; capitalized terms used herein shall, unless otherwise defined herein, have the meanings provided in the Amendment), by and among Borrower, the Lenders party thereto and Administrative Agent, (ii) consents to such Amendment and each of the transactions referenced in the Amendment and (iii) hereby acknowledges and agrees, in its respective capacities as debtor, obligor, grantor, mortgagor, pledgor, guarantor, surety, indemnitor, assignor and each other similar capacity, if any, in which any such entity or person has previously granted Liens on all or any part of its real, personal or intellectual property pursuant to the Loan Agreement or any other Loan Document or has guaranteed the repayment of the liabilities pursuant to any of the foregoing agreements, that all of such Liens and repayment obligations remain and shall continue in full force and effect and each of which is hereby ratified, confirmed and reaffirmed in all respects.

WHEELING-PITTSBURGH CORPORATION

By:	/s/ Paul J. Mooney
Name:	Paul J. Mooney
Title:	EVP and CFO

WP STEEL VENTURE CORPORATION

By:	/s/ Paul J. Mooney
Name:	Paul J. Mooney
Title:	Vice President and Treasurer

ESMARK INCORPORATED

By:	/s/ Paul J. Mooney
Name:	Paul J. Mooney
Title:	EVP and CFO